--------------------------------------------------------------------------------
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                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         OHIO NATIONAL LIFE INSURANCE
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         OHIO NATIONAL LIFE INSURANCE
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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

                                                               February 29, 1996


Dear Ohio National Variable Contract Owner:

         As the management and sale of variable products grow more complex, your Ohio National Fund Board of Directors believes a simpler, more direct organizational structure would better serve you. As you read in the Questions & Answers on the next page, your Fund Board recommends that Ohio National Investments, Inc. be approved as the Fund's investment adviser.

         Ohio National Investments, Inc. consists of the same officers, directors and investment advisory personnel as the current adviser, O.N. Investment Management Company (ONIMCO). If approved, the same people and support staff will continue to manage your assets. The difference is that Ohio National Investments, Inc. is a subsidiary of Ohio National Life, whereas ONIMCO is a subsidiary of The O.N. Equity Sales Company. (More information can be found inside this statement.)

         Your approval is necessary to enact this change. The proposed new agreements are substantially the same as the present ones involving ONIMCO. THEY WILL NOT CHANGE ANY OF THE FUND'S FEES, EXPENSES, OPERATIONS, PORTFOLIO MANAGERS OR SUB-ADVISERS. You should continue to receive the same high quality investment management that you have come to expect over the years.

         Your Board of Directors believes the new agreements serve your best interest. They have approved them unanimously. They recommend you vote FOR the proposals. They also recommend you elect the nominees for director and ratify the selection of independent public accountants. I encourage you to vote in favor of the proposals.

         It is your right to instruct Ohio National Life as to how the Fund shares attributable to your variable contract should be voted. To assist you, "Voting Instructions" are enclosed. PLEASE COMPLETE, SIGN AND RETURN THE INSTRUCTIONS PROMPTLY IN THE ENVELOPE PROVIDED. No postage is required if mailed within the United States. YOUR INSTRUCTIONS ARE IMPORTANT!

         As always, we thank you for your confidence and support.


Sincerely,



Donald J. Zimmerman
President

IMPORTANT NEWS FOR OHIO NATIONAL VARIABLE CONTRACT OWNERS

February, 1996

While we encourage you to read the full text of the enclosed proxy statement, here's a brief overview of the major matters to be voted upon.

Questions & Answers

Q.       What is happening?

A. Ohio National Fund intends to name Ohio National Investments, Inc. as its new investment adviser. Ohio National Investments consists of the same officers, directors and investment advisory personnel as the current adviser, O.N. Investment Management Company. In order for Ohio National Investments to serve as investment adviser, it is necessary for Ohio National Fund to approve a new investment advisory agreement.
         The following pages elaborate on the proposed new investment advisory agreement, service agreement and sub-advisory agreements. A vote is also being sought on the election of directors to the Board of Directors and the selection of independent public accountants.

Q.       Why am I being asked to vote on the proposed new agreements?

A. The Investment Company Act of 1940 requires a vote whenever there is a change in investment adviser. Your vote is important.

Q.       How will this change affect me as a variable contract owner?

A. Ohio National Fund and your variable contract will not change. You will still be invested in the same portfolios. The same people and support staff will continue to manage your assets.
         The proposed new agreements are substantially the same as the current ones. They will not change any of the Fund's fees, expenses, operations, portfolio managers or sub-advisers.

Q.       Will the investment advisory fees be the same?

A. Yes, the investment advisory fees paid by Ohio National Fund will remain the same.

Q.       What's the reason for this change?

A. To better protect your interests. O.N. Investment Management Company is a subsidiary of The O.N. Equity Sales Company. The O.N. Equity Sales Company offers a wide range of securities products and its operations are growing rapidly. Its activities and those of its registered representatives can subject it to potential legal liabilities that, in turn, could impair O.N. Investment Management Company's operations. Ohio National Investments, in contrast, is a new wholly owned subsidiary of Ohio National Life. As such, it is much less vulnerable to claims against an affiliated broker-dealer.

Q.       How do the board members of my fund suggest that I vote?

A. After careful consideration, the board members of Ohio National Fund, including the independent members, recommend that you instruct Ohio National Life to vote "For" all the items on the enclosed instruction sheet.

Q.       Whom do I call for more information?

A. Please call your registered representative of The O.N. Equity Sales Company or call Ohio National Fund at 1-800-578-8078.

HOW TO USE THE VOTING INSTRUCTIONS

Each portfolio must vote separately. If you approve of the recommendations of your Fund Board and wish to vote in favor of ALL the proposals for all the portfolios in which you hold an interest, you may simply check the "For" box in the uppermost section of the instructions sheet.

If you wish to vote on each proposal separately, please do so in sections 1 through 5. If you check the "For All Except" box in section 1, you should check the lettered box(es) corresponding to the individual(s) for whom you wish to withhold authority. Note that on sections 2 through 4, you are permitted to vote only for those portfolios in which you hold an interest.

Thank you for mailing your instructions promptly!

                            OHIO NATIONAL FUND, INC.
                          237 WILLIAM HOWARD TAFT ROAD
                            CINCINNATI, OHIO  45219

                       NOTICE OF MEETING OF SHAREHOLDERS

                                 MARCH 28, 1996

     A meeting of the shareholders of Ohio National Fund, Inc. (the "Fund") will be held at the Fund's offices at 237 William Howard Taft Road, Cincinnati, Ohio on March 28, 1996, at 10:00 a.m. for the following purposes:

         1. To elect five Directors to serve terms of three years and until their respective successors shall have been elected and qualified in accordance with the by-laws of the Fund;

         2. To approve a new Investment Advisory Agreement with Ohio National Investments, Inc. ("ONII") in order to substitute that new corporation for O.N. Investment Management Company
                 ("ONIMCO");

         3. To approve a new Service Agreement among the Fund, ONII and The Ohio National Life Insurance Company;

         4. To approve new Sub-Advisory Agreements, where applicable, between ONII and the following investment advisers:

                a.   For the International and Global Contrarian
                     Portfolios with Societe Generale Asset Management Corp.

                b. For the Capital Appreciation Portfolio with T. Rowe Price Associates, Inc.

                c. For the Small Cap Portfolio with Founders Asset Management, Inc.

                d. For the Aggressive Growth Portfolio with Strong Capital Management, Inc.

         5. To ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund for the year ending December 31, 1996; and

         6. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on January 31, 1996, are entitled to notice of and to vote at the meeting.

     For reasons given in the attached Proxy Statement, your Board of Directors RECOMMENDS A VOTE FOR THE PROPOSALS.


                                                              Ronald L. Benedict
                                                              Secretary

Cincinnati, Ohio
February 29, 1996

                            OHIO NATIONAL FUND, INC.
                          237 WILLIAM HOWARD TAFT ROAD
                            CINCINNATI, OHIO  45219

                                PROXY STATEMENT

                            MEETING OF SHAREHOLDERS
                                 MARCH 28, 1996


    This Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Ohio National Fund, Inc. (the "Fund"), for use at the meeting of shareholders of the Fund to be held on March 28, 1996, and at any and all adjournments thereof. This statement is being mailed to shareholders of, and contractowners with values allocated to, the Fund on or about February 29, 1996.
    Proxies will be solicited primarily by delivering this statement and its enclosures to the shareholders of record and to contractowners with values allocated to the Fund. Printing, mailing and legal costs of this solicitation will be borne by the Fund; all other costs will be borne by the investment adviser, O.N. Investment Management Company ("ONIMCO"). No extra compensation will be paid to employees of the Fund for soliciting proxies.
    Each proxy may be revoked at any time prior to being voted by giving written notice to the Secretary of the Fund, or by the shareholder's appearing in person at the meeting and notifying the Secretary of his or her intent to revoke the proxy. Any later dated proxy will revoke an earlier one. All proxies which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions thereon, if any. If a proxy is returned and no specification is made, the proxy will be voted in favor of the proposals and for the election of the Directors. Interests of variable contractowners for which no voting instructions are received will be voted in proportion with the instructions that are timely received.
    Each shareholder of record at the close of business on January 31, 1996 is entitled to one vote for each share held. As of December 31, 1995, 100% of the issued and outstanding shares of the Fund were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (collectively, "Ohio National Life") and allocated to the separate accounts of ONLI and ONLAC as shown below.

           EQUITY PORTFOLIO                              SHARES
           ----------------                              ------

           ONLI  Variable Account A                      2,429,236
           ONLI  Variable Account B                      1,108,755
           ONLI  Variable Account C                      2,042,005
           ONLI  Variable Account D                          5,670
           ONLAC Variable Account R                        561,063
                                                       -----------

           Total Equity Portfolio Shares                 6,146,729

           MONEY MARKET PORTFOLIO
           ----------------------

           ONLI   Variable Account A                       490,768
           ONLI   Variable Account B                       203,814
           ONLI   Variable Account C                       808,069
           ONLI   Variable Account D                         1,792
           ONLAC  Variable Account R                        67,136
                                                       -----------

           Total Money Market Portfolio Shares           1,571,579

           BOND PORTFOLIO
           --------------

           ONLI   Variable Account A                        435,271
           ONLI   Variable Account B                        307,714
           ONLI   Variable Account C                        860,561
           ONLI   Variable Account D                          1,168
           ONLAC  Variable Account R                         48,164
                                                         -----------

           Total Bond Portfolio Shares                    1,652,878

           OMNI PORTFOLIO
           --------------

           ONLI   Variable Account A                      2,520,501
           ONLI   Variable Account B                      1,313,691
           ONLI   Variable Account C                      2,089,673
           ONLI   Variable Account D                          9,039
           ONLAC  Variable Account R                        293,171
                                                         ----------

           Total Omni Portfolio Shares                    6,226,075

           INTERNATIONAL PORTFOLIO
           -----------------------

           ONLI   Variable Account A                      2,303,282
           ONLI   Variable Account B                      1,242,876
           ONLI   Variable Account C                      2,171,249
           ONLI   Variable Account D                         15,959
           ONLAC  Variable Account R                        564,928
                                                         ----------

           Total International Portfolio Shares           6,298,294

           CAPITAL APPRECIATION PORTFOLIO
           ------------------------------

           ONLI   Variable Account A                        350,981
           ONLI   Variable Account B                        268,545
           ONLI   Variable Account C                        850,058
           ONLI   Variable Account D                         38,705
           ONLAC  Variable Account R                        103,353
                                                         ----------

           Total Capital Appreciation Portfolio Shares    1,611,642

           SMALL CAP PORTFOLIO
           -------------------

           ONLI   Variable Account A                        329,515
           ONLI   Variable Account B                        135,857
           ONLI   Variable Account C                        420,789
           ONLI   Variable Account D                         19,979
           ONLI   Variable Account R                        105,602
                                                         ----------

           Total Small Cap Portfolio Shares               1,011,742

           GLOBAL CONTRARIAN PORTFOLIO
           ---------------------------

           ONLI   Variable Account A                          50,818
           ONLI   Variable Account B                          31,818
           ONLI   Variable Account C                         296,600
           ONLI   Variable Account D                           8,505
           ONLI   Variable Account R                          21,477
                                                         -----------

           Total Global Contrarian Portfolio Shares          409,218

           AGGRESSIVE GROWTH PORTFOLIO
           ---------------------------

           ONLI   Variable Account A                          52,791
           ONLI   Variable Account B                          50,020
           ONLI   Variable Account C                         194,825
           ONLI   Variable Account D                           3,244
           ONLI   Variable Account R                          37,325
                                                         -----------

           Total Aggressive Growth Portfolio Shares          338,205
                                                          ----------

           Total Shares of the Fund                       25,266,362
                                                          ==========


                              SUMMARY OF PROPOSALS

        Briefly summarized, the purpose of the meeting is for shareholders to vote on the following proposals:
        1. To elect five Directors. The nominees are listed below under "Director Nominees." Each nominee will be voted on separately. The combined votes of the shareholders of all nine portfolios will apply to the election of each nominee.
        2. To approve a new Investment Advisory Agreement substituting Ohio National Investments, Inc. ("ONII") for ONIMCO as the Fund's investment adviser. See "New Investment Adviser," below. Shareholders of each portfolio will vote separately on the approval of the new Investment Advisory Agreement as it relates to their portfolio.
        3. To approve a new Service Agreement as described below under "New Investment Adviser." Shareholders of each portfolio will vote separately on the approval of the new Service Agreement as it relates to their portfolio.
        4. To approve new Sub-Advisory Agreements as described below under "New Investment Adviser." Only shareholders having assets in portfolios managed by a sub-adviser may vote on these proposals as follows:
          a. Shareholders of the International and Global Contrarian Portfolios will vote separately on the approval of the new Sub-Advisory Agreement with Societe Generale Asset Management
          Corp. as it relates to each of those two portfolios.
          b. Shareholders of the Capital Appreciation Portfolio will vote on the approval of the new Sub-Advisory Agreement with T.
          Rowe Price Associates, Inc.
          c. Shareholders of the Small Cap Portfolio will vote on the approval of the new Sub-Advisory Agreement with Founders Asset Management, Inc.
          d. Shareholders of the Aggressive Growth Portfolio will vote on the approval of the new Sub-Advisory Agreement with Strong Capital Management, Inc.
        5. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund for the year ending December 31, 1995. The combined votes of the shareholders of all nine portfolios will apply to this proposal. Since the shareholders of each portfolio will vote separately on the approval of the new Investment Advisory Agreement, the new Service Agreement and, if applicable, the new Sub-

Advisory Agreement pertaining to their portfolio, these agreements may be approved and take effect as to some portfolios and not as to others. If an agreement is not approved by the shareholders of a portfolio, the corresponding existing agreement will continue as to that portfolio.
    Approval with respect to each issue requires approval by a majority vote of the eligible shareholders for that issue. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote means the concurrence of the lesser of
(a) 67% of the shares represented in person or by proxy at a meeting where more than 50% of the outstanding shares are so represented or (b) 50% of all the outstanding shares.
    THE FUND BOARD HAS UNANIMOUSLY APPROVED THE NEW CORPORATE STRUCTURE AND AGREEMENTS, AND RECOMMENDS THEIR APPROVAL BY THE SHAREHOLDERS.


                             ELECTION OF DIRECTORS

    At the meeting, five Directors are to be elected to hold office until the 1999 meeting of shareholders and until their respective successors have been elected and qualified. The nominees for election as Directors are listed under "Director Nominees." The Fund has no nominating committee. Nominations are made by the Board. Each of the candidates for Director will be voted on, individually, by all the shareholders voting as a whole and not by portfolios.
    It is the intention of the persons named in the enclosed form of proxy to vote for the election of the nominees. The nominees have consented to being named in this proxy statement and to serving as Directors if elected. Should any of them become unable or unwilling to accept election, the persons named in the proxy will exercise their voting power in favor of such other persons as the Board of Directors may recommend. It is not contemplated that any of the nominees will be unable to serve if elected.
    None of the Directors owns any shares of the Fund. However, as of December 31, 1995, Mr. Zimmerman had a beneficial interest in 1,343 shares, and Mr. Benedict had a beneficial interest in 3,803 shares, because of their ownership of variable contracts, the underlying assets of which are Fund shares.


                           COMPENSATION OF DIRECTORS

    Directors who are not affiliated with ONLI, ONLAC or the investment adviser (presently ONIMCO) received aggregate remuneration of $31,200 during 1995. The Board of Directors met four times during 1995. It is estimated that this remuneration will aggregate $31,200 during 1996. Directors and officers of the Fund who are affiliated with ONLI, ONLAC or the investment adviser receive no compensation from the Fund. For the fiscal year ended December 31, 1995, the Directors were compensated as follows:

                                    Aggregate
                                  Compensation                      Total Compensation
Name and Position                 From the Fund                     from Fund Complex*
-----------------                 -------------                     ------------------
James E. Baker                         $10,400                             $15,000
Director

Ronald L. Benedict                     None                                None
Director and Secretary

George E. Castrucci               $10,400                             $15,000
Director

Maurice H. Kirby, Jr.             $10,400                             $15,000
Director

Donald J. Zimmerman                None                                  None
Director and President

*The "Fund Complex" consists of the Fund and ONE Fund, Inc.

DIRECTOR NOMINEES

                                                         PRINCIPAL OCCUPATION AND            DIRECTOR
NAME                              AGE                        OTHER POSITIONS                  SINCE
------------------------------------------------------------------------------------------------------

Ronald L. Benedict*               54               Secretary of the Fund since 1975; Second        1987
                                                   Vice President & Counsel of ONLI: Director
                                                   and Secretary of ONESCO; Secretary of
                                                   ONIMCO and ONII; Assistant Secretary of
                                                   ONLAC; Director and Secretary of ONE Fund

George E. Castrucci               58               Business consultant and private investor.       1993
                                                   Formerly President and Chief Operating
                                                   Officer of Great American Communications
                                                   Co. and Chairman and Chief Executive
                                                   Officer of Great American Broadcasting Co.;
                                                   Director of Benchmark Savings Bank; General
                                                   Partner of GTOO, LLP; Director of ONE Fund.

Maurice H. Kirby, Jr.             69               Retired.  Formerly Senior Vice President of     1984
                                                   First National Bank of Cincinnati; Director
                                                   of ONE Fund.

George M. Vredeveld               53               Professor of Economics, University of           N/A
                                                   Cincinnati;  Director of the Center for
                                                   Economic Education; Private Consultant;
                                                   Director of Benchmark Savings Bank;
                                                   General Partner of GTOO, LLP.

Donald J. Zimmerman*              58               President of the Fund; Senior Vice              1987
                                                   President Insurance Operations of ONLI
                                                   and ONLAC; Director and Secretary of
                                                   ONLI and ONLAC; Director and
                                                   President of ONE Fund; Director and
                                                   President of ONESCO.

*Messrs. Benedict and Zimmerman are "interested persons" within the meaning of the 1940 Act. They are "affiliated persons" of the Fund because they are Fund officers and Mr. Benedict is Secretary of both the present investment adviser, ONIMCO, and of the proposed new investment adviser, ONII.

                                OTHER OFFICERS

------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL OCCUPATION AND             OFFICER
NAME                              AGE                        OTHER POSITIONS                  SINCE
------------------------------------------------------------------------------------------------------
Joseph P. Brom                    60               Vice President of the Fund; Senior Vice        1987
                                                   President and Chief Investment Officer of
                                                   ONLI and ONLAC; Director and President
                                                   of ONIMCO and ONII; Vice President of
                                                   ONE Fund.

Michael A. Boedeker               53               Vice President of the Fund; Vice President,    1992
                                                   Fixed Income Securities of ONLI and
                                                   ONLAC; Director and Vice President of
                                                   ONIMCO and ONII; Vice President of
                                                   ONE Fund.

Dennis R. Taney                   48               Treasurer of the Fund; Financial Officer       1993
                                                   of ONLI; Treasurer of ONIMCO and ONII;
                                                   Treasurer of ONE Fund.

Stephen T. Williams               42               Vice President of the Fund; Senior             1984
                                                   Investment Officer & Portfolio Manager
                                                   of ONLI; Director and Vice President of
                                                   ONIMCO and ONII; Vice President of
                                                   ONE Fund.


                          INVESTMENT ADVISORY SERVICES

    The Fund's investment adviser from the Fund's inception has been ONIMCO, a wholly-owned subsidiary of The O.N. Equity Sales Company ("ONESCO"), which in turn is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between ONIMCO and the Fund, ONIMCO regularly furnishes to the Board recommendations with respect to an investment program consistent with the Fund's investment policies. Upon approval of an investment program by the Board, ONIMCO implements the program by placing orders for the purchase and sale of securities. ONIMCO also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and The Provident Bank (Cincinnati, Ohio), which serves as custodian, transfer agent and servicing agent for the Fund), and services of executive and administrative personnel.
    Under a Service Agreement among the Fund, ONIMCO and ONLI, ONLI has agreed to furnish ONIMCO, at cost, such research facilities, services and personnel as may be needed by ONIMCO in connection with its performance under the Investment Advisory Agreement. ONIMCO has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to ONIMCO, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The address of ONIMCO, ONLI, ONLAC and the Fund is 237 William Howard Taft Road, Cincinnati, Ohio 45219.
    The president of ONIMCO is Joseph P. Brom. ONIMCO's directors are Mr. Brom, Michael A. Boedeker, David G. McClure and Stephen T. Williams. Messrs. Brom, Boedeker and Williams are principally employed as investment officers of ONLI. Each of them is also a vice president of the Fund. Mr. McClure's principal employment is the management of variable product sales for ONLI. ONIMCO's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. The business address of each of these individuals is 237 William Howard Taft Road, Cincinnati, Ohio 45219.

    The Investment Advisory Agreement and Service Agreement were both entered into on November 2, 1982. They were submitted to and approved by the shareholders of each portfolio of the Fund on the following dates:

               Equity                            October 15, 1982
               Money Market                      October 15, 1982
               Bond                              October 15, 1982
               Omni                              March 21, 1985
               International                     April 28, 1993
               Capital Appreciation              April 29, 1994
               Small Cap                         April 29, 1994
               Global Contrarian                 March 30, 1995
               Aggressive Growth                 March 30, 1995

    On March 1, 1995, the shareholders of the Equity, Money Market, Bond and Omni Portfolios approved amendments to the Investment Advisory Agreement as related to their respective portfolios.
    As compensation for its services, ONIMCO receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the quarterly period for which the fees are paid based on the following schedule: (a) for each of the Equity, Bond and Omni Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the next $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International and Global Contrarian Portfolios, 0.90% of each Portfolio's net assets; and (d) for the Capital Appreciation, Small Cap and Aggressive Growth Portfolios, 0.80% of each Portfolio's net assets. However, as to the Money Market Portfolio, ONIMCO is presently waiving any of its fee in excess of 0.25%.
    Under Supplemental Investment Advisory Agreements, the Fund authorizes ONIMCO to retain sub-advisers for the International, Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios, subject to the approval of the Fund's Board of Directors. ONIMCO has entered into Sub-advisory Agreements with sub-advisers, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONIMCO. As compensation for their sub-advisory services, (a) Societe Generale Asset Management Corp. receives from ONIMCO fees at the annual rate of 0.75% of the International and Global Contrarian Portfolios' average daily net assets during the quarter for which the fee is paid; (b) T. Rowe Price Associates, Inc. receives from ONIMCO a fee at an annual rate of 0.70% of the first $5 million, and 0.50% of average daily net asset value in excess of $5 million, of the Capital Appreciation Portfolio; (c) Founders Asset Management, Inc. receives from ONIMCO a fee at an annual rate of 0.65% of the first $75 million, 0.60% of the next $75 million, and 0.55% of the average daily net asset value in excess of $150 million, of the Small Cap Portfolio; and (d) Strong Capital Management, Inc. receives from ONIMCO a fee at an annual rate of 0.70% of the first $50 million, and 0.50% of average daily net asset value in excess of $50 million, of the Aggressive Growth Portfolio.
    The Supplemental Investment Advisory Agreements and Sub-Advisory Agreements were approved by the shareholders of the applicable portfolios on the same dates as listed above for approval of the Investment Advisory Agreement.
    All of these agreements are reviewed and approved for continuance by the Board of Directors each year. The agreements were most recently reviewed by the Board and approved for continuance on August 17, 1995, by a unanimous vote of all the Directors cast in person at a Board meeting called for the purpose of voting on that continuance. Each of these agreements provides for automatic termination in the event of its assignment.

    In addition to the Fund, ONIMCO is also the investment adviser to ONE Fund, Inc., which presently consists of the following portfolios:

      ONE Fund Portfolio                              Assets (12/31/95)
      ------------------                              -----------------
         Money Market                                    $17,545,997
         Tax-Free Income                                   6,279,486
         Income                                            7,424,240
         Income & Growth                                   8,717,131
         Growth                                            9,226,084
         Small Cap                                         3,694,410
         International                                    12,882,866
         Global Contrarian                                 4,382,545

    As compensation for its services to ONE Fund, ONIMCO receives from ONE Fund annual fees on the basis of each portfolio's average daily net assets during the quarterly period for which the fees are paid based on the following schedule: (a) for those assets held in the Income, Income & Growth and Growth Portfolios, the fee is at an annual rate of 0.50% of the first $100 million of those assets in each portfolio, 0.40% of the next $150 million and 0.30% of assets over $250 million; (b) as to assets held in the Money Market Portfolio, the fee is at an annual rate of 0.30% of the first $100 million of such assets, 0.25% of the next $150 million, and 0.20% of assets over $250 million; (c) for assets held in the Tax-Free Income Portfolio, the fee is at an annual rate of 0.60% of the first $100 million of those assets, 0.50% of the next $150 million, and 0.40% of assets over $250 million; (d) for assets held in the Small Cap Portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of assets over $250 million; and (e) for assets held in the International and Global Contrarian Portfolios, the fee is at an annual rate of 0.90% of assets in each portfolio. However, ONIMCO is presently voluntarily waiving all of its fees in connection with the Money Market Portfolio and one-half of its fees in connection with the Tax-Free Income, Income, Income & Growth, Growth, and Small Cap Portfolios of ONE Fund.


                             NEW INVESTMENT ADVISER

    Fund management and the Board of Directors have determined that the Fund and its shareholders (and the owners of related variable annuity and variable life insurance contracts) would be better served by a modified corporate structure featuring a new investment adviser corporation. Accordingly, ONLI has formed a new corporation, ONII, which is proposed to replace ONIMCO as the Fund's investment adviser. ONII is an Ohio corporation and is in the process of being registered under the federal Investment Advisers Act of 1940. That registration process is expected to be completed on or about ________________, 1996. Such registration does not involve any approval or disapproval of the ability of ONII or its personnel to manage investment portfolios. ONII, like ONIMCO, uses ONLI's investment personnel and administrative systems. ALL THE DIRECTORS, OFFICERS AND INVESTMENT ADVISORY PERSONNEL FOR ONII ARE IDENTICAL TO THOSE FOR ONIMCO.
    The primary reason for replacing ONIMCO as the investment adviser relates to ONIMCO's status as a subsidiary of ONESCO, a securities broker-dealer. ONESCO has grown rapidly in recent years and has greatly expanded its retail sales activities in the securities marketplace. In addition to marketing Ohio National Life's variable contracts and its affiliated mutual fund, ONE Fund, ONESCO offers a broad spectrum of non-affiliated securities. ONESCO's operations and the retail sales activities of its registered representatives can subject it to potentially substantial legal liabilities. Since ONIMCO is a subsidiary of ONESCO, ONIMCO's operations and its ability to manage the Fund's investments are potentially vulnerable to factors beyond ONIMCO's control.
ONII is not
subject to most of the potential legal liabilities that could threaten ONIMCO because ONII is a direct subsidiary of ONLI, not of ONESCO.

        If the proposed new Investment Advisory Agreement, Service Agreement and Sub-Advisory Agreements are approved by the shareholders, ONII will replace ONIMCO as the Fund's investment adviser and those new agreements will take effect as of May 1, 1996, or as soon thereafter as ONII is registered under the Investment Advisers Act. Copies of all the proposed new agreements are included as exhibits to this proxy statement. All of the new agreements are substantially identical to the current agreements that they will replace. ONII intends to continue ONIMCO's practice of waiving any of its investment advisory fees for the Money Market Portfolio in excess of 0.25%. THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGE IN ANY OF THE FUND'S FEES, OPERATIONS, PORTFOLIO MANAGERS OR SUB-ADVISERS.

        The new agreements have been approved by the Fund's Board of Directors by unanimous vote on January 24, 1996. The proposed new agreements are as follows:

        INVESTMENT ADVISORY AGREEMENT - -This agreement (see Exhibit A) between ONII and the Fund is substantially identical to the current agreement with ONIMCO. There will be no change in any of the investment advisory fees. The new agreement also incorporates the terms of existing supplemental agreements that permit ONIMCO to appoint sub-advisers to manage the assets of the International, Capital Appreciation, Small Cap, Global Contrarian and Aggressive Growth Portfolios. While the new agreement will not limit the use of sub-advisers to just those five portfolios, it is not contemplated that sub-advisers would ever be used by any of the Equity, Money Market, Bond or Omni Portfolios and, in any event, sub-advisory arrangements for any of those four portfolios would require prior Board and shareholder approval.

        SERVICE AGREEMENT - - This agreement (see Exhibit B) among ONII, the Fund and ONLI is identical to the current agreement except for the substitution of ONII for ONIMCO. The purpose of the agreement is for ONLI to provide ONII with the necessary investment advisory personnel, office space and administrative services (all at cost) to enable ONII to perform its functions as investment adviser to the Fund. The new Investment Advisory and Service Agreements are intended to apply to all portfolios of the Fund, but they must be approved by the shareholders of each portfolio in order to apply to that portfolio.

        SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL AND GLOBAL CONTRARIAN PORTFOLIOS - - This agreement (see Exhibit C) between ONII and Societe Generale Asset Management Corp. is identical to ONIMCO's existing agreements except that presently there are two agreements (one for each portfolio) which are proposed to be combined into a single contract. Societe Generale Asset Management Corp. will continue to manage the assets of the International and Global Contrarian Portfolios as sub-adviser under the supervision of ONII. Only International and Global Contrarian Portfolio shareholders are eligible to vote on approval of this agreement. It must be approved separately by the shareholders of each of those portfolios in order to apply to that portfolio.

        SUB-ADVISORY AGREEMENT FOR THE CAPITAL APPRECIATION PORTFOLIO - - This agreement (see Exhibit D) between ONII and T. Rowe Price Associates, Inc. is identical to ONIMCO's existing agreement. Only shareholders of the Capital Appreciation Portfolio are eligible to vote on approval of this agreement. If so approved, T. Rowe Price Associates, Inc. will continue to manage the portfolio's assets as sub-adviser under the supervision of ONII.

        SUB-ADVISORY AGREEMENT FOR THE SMALL CAP PORTFOLIO - - This Agreement (see Exhibit E) between ONII and Founders Asset Management, Inc. is identical to ONIMCO's existing agreement. Only shareholders of the Small Cap Portfolio are eligible to vote on approval of this agreement. If so approved, Founders Asset Management, Inc. will continue to manage the portfolio's assets as sub-adviser under the supervision of ONII.

        SUB-ADVISORY AGREEMENT FOR THE AGGRESSIVE GROWTH PORTFOLIO - - This agreement (see Exhibit F) between ONII and Strong Capital Management, Inc. is identical to ONIMCO's existing agreement. Only shareholders of the Aggressive Growth Portfolio are eligible to vote on approval of this agreement. If so approved, Strong Capital Management, Inc. will continue to manage the portfolio's assets as sub-adviser under the supervision of ONII.
    THE FUND BOARD HAS UNANIMOUSLY APPROVED ALL THE PROPOSED NEW AGREEMENTS AND RECOMMENDS THEIR APPROVAL BY THE SHAREHOLDERS.


                      RATIFICATION OF SELECTION OF AUDITOR

    The Board of Directors, including all Directors who are not "interested persons" of the Fund, have selected KPMG Peat Marwick LLP as independent auditors for the Fund with respect to its operations for the year ending December 31, 1996. Their selection is submitted for ratification or rejection by the shareholders. KPMG Peat Marwick LLP have been the independent auditors for the Fund since its organization and do not have any direct or indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP are expected to attend the shareholders' meeting. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions. The Directors who are not affiliated with ONLI, ONLAC or the investment adviser constitute the Fund's Audit Committee. The Audit Committee met twice with the independent auditors during 1995. The functions of the Audit Committee are to recommend the engagement and discharge of the independent auditors and to review with the independent auditors the plan and results of the auditing engagement. The ratification of the selection of the independent auditors will be voted on by all the shareholders voting as a whole and not by portfolios.

                  OTHER MATTERS WHICH MAY COME BEFORE MEETING

    Management is not aware of any other matters which may come before the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                              FINANCIAL STATEMENTS

    The Fund's annual and semi-annual reports are sent to the shareholders and all variable contract owners. The Fund's most recent annual and semi-annual reports are also available free upon request by contacting Ohio National Fund, Inc., P.O. Box 237, Cincinnati, Ohio 45201 (telephone 1-800-578-8078).

                             SHAREHOLDER PROPOSALS

    As a registered investment company incorporated under Maryland law, the Fund is not required to hold annual meetings of shareholders. The Fund generally intends to hold a meeting of shareholders every three years for the purpose of electing Directors and it will hold special meetings as required or deemed desirable. The date of the next meeting for the purpose of electing Directors cannot be stated with certainty, but it is anticipated to be during the first quarter of 1999. A shareholder may have included in the proxy statement for the next meeting of shareholders certain proposals for shareholder action with he or she intends to introduce at such meeting. Notice of any shareholder proposal must be received by the Fund no later than 120 days prior to a meeting of shareholder in order for the proposal to be included in the proxy solicitation materials for that meeting.

                                                                       EXHIBIT A
                         INVESTMENT ADVISORY AGREEMENT


AGREEMENT made as of this first day of May, 1996, by and between OHIO NATIONAL FUND, INC., a Maryland corporation (hereinafter called the "Fund") and OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (hereinafter called the "Adviser").

WHEREAS, the Fund and the Adviser wish to enter into an Agreement setting forth the terms upon which the Adviser will perform certain services for the Fund;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1.     APPOINTMENT OF ADVISER

The Fund hereby appoints the Adviser to manage the investment and reinvestment of the assets of the Fund and to perform the other services herein set forth, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms herein set forth. The Adviser hereby accepts such appointment and agrees during such period, to render the services and to assume the obligations herein set forth for the compensation herein provided. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Fund shall at all times be subject to any directives of the Fund's Board of Directors, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

2.     DUTIES OF ADVISER

In carrying out its obligations to manage the investment and reinvestment of the assets of the Fund, the Adviser shall:

(a) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policies of the Fund, affecting the economy generally and individual companies or industries the securities of which are included in the Fund's investment portfolios or are under consideration for inclusion therein;

(b) regularly furnish to the Board of Directors of the Fund for approval, modification or rejection, recommendations with respect to investment programs consistent with the fundamental policies and related investment policies for each investment portfolio as set forth in the Fund's currently effective prospectus and Statement of Additional Information;

(c) take such steps as are necessary to implement the investment programs approved by the Fund's Board of Directors by purchase and sale of securities, including the placing of orders for such purchase and sale; and

(d) regularly report to the Fund's Board of Directors with respect to implementation of the approved investment programs and the Adviser's activities in connection with the administration of the Fund.

3.     USE OF SUB-ADVISERS

In providing the services and assuming the obligations set forth herein, in connection with any investment portfolio of the Fund, the Adviser may at its expense employ one or more Sub-Advisers, or may enter into such service agreements as the Adviser deems appropriate in connection with the performance of its duties and obligations hereunder. Reference herein to the duties and responsibilities of the Adviser shall include any Sub-Adviser employed by the Adviser to the extent the Adviser shall delegate such duties and responsibilities to any such Sub-Adviser. Any agreement between the Adviser and a Sub-Adviser shall be subject to the approval of the Fund, its Board of Directors, and shareholders of any portfolio affected thereby, as required by the Investment Company Act of 1940, as amended (the "1940 Act"), and any such Sub-Adviser shall at all times be subject to the direction of the Board of Directors of the Fund or any officer of the Fund acting pursuant to the Board's authority. Furthermore, the Adviser shall perform ongoing due diligence oversight of any such Sub-Adviser in order to assure continuing quality of performance by said Sub-Adviser.

4.     TO BE FURNISHED BY THE ADVISER

In addition to performing the obligations set forth in paragraph 2 hereof, the Adviser shall furnish at its own expense or pay the expenses of the Fund for the following:

(a) office space in the offices of the Adviser or in such other place as may be agreed upon from time to time, and all necessary office facilities and equipment;

(b) necessary executive and other personnel for managing the affairs of the Fund, including personnel to perform clerical, accounting and other office functions (exclusive of those related to and to be performed under contract for custodial, bookkeeping, transfer and dividend disbursing agency services by any bank or other agents selected to perform such services); and

(c) all information and services, other than services of counsel, required in connection with the preparation of registration statements, prospectuses and statements of additional information, including amendments and revisions thereto; all annual, semi-annual and periodic reports; and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities.

5.     ITEMS NOT REQUIRED TO BE FURNISHED BY THE ADVISER

Nothing in paragraph 4 hereof shall require the Adviser to bear, or to reimburse the Fund for:

(a) any of the costs of printing and mailing the items referred to in subparagraph (c) of paragraph 4;

(b) the costs of preparation, printing and mailing disclosure documents required by regulatory authorities;

(c) compensation of directors of the Fund who are not directors, officers or employees of the Adviser;

(d) registration, filing and other fees in connection with requirements of regulatory authorities;

(e) the charges and expenses of any custodian appointed by the Fund for custodial services;

(f) charges and expenses of independent accountants retained by the Fund;

(g) charges and expenses of any transfer, bookkeeping and dividend disbursing agent appointed by the Fund;

(h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

(i) taxes and corporate fees payable by the Fund to federal, state or other governmental agencies;

(j) the cost of stock certificates, if any, representing shares of the Fund;

(k) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with regulatory authorities; and

(l)     expenses of shareholders and directors meetings.

6.      RELATED SERVICES

(a) The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

(b) To better enable it to fulfill its obligations hereunder, the Adviser has entered into a service agreement with The Ohio National Life Insurance Company, to which the Fund is also a party, under which The Ohio National Life Insurance Company has agreed to furnish certain personnel and facilities to the Adviser on a cost reimbursement basis.

(c) The Adviser and any persons performing executive, administrative or trading functions for the Fund, whose services were made available to the Fund by the Adviser, are specifically authorized to allocate brokerage business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange, or any other securities broker, an amount of commission for effecting a securities transaction in excess of the amount another member of an exchange or broker would have charged for effecting that transaction, if the Adviser or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), provided by such member or broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to any accounts as to which the Adviser exercises investment discretion, as that term is defined in Section 3(a)(35) of the 1934 Act.

7.     COMPENSATION OF ADVISER

(a) Each investment portfolio of the Fund shall pay the Adviser, as full compensation for all services rendered and all facilities furnished hereunder, a fee computed separately for each portfolio of the Fund at the annual rates shown on Schedule A hereof or, as to any portfolios added to the Fund after the date first above written, on any additional Schedules hereto, which rates shall be based on the current value of the respective portfolio's average total net assets.

(b) Fees shall be payable at such intervals, not more frequently than monthly and not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Adviser. The fees shall be calculated on the basis of the average of all valuations of the net assets of each respective portfolio, made as of the time each business day that the Board of Directors has set for valuing the current net assets of the Fund, during the period for which the fees are paid.

8.     REIMBURSEMENT OF EXCESS EXPENSES

If in any calendar quarter the total of all ordinary business expenses applicable to any investment portfolio (excluding the fee payable under paragraph 7 above to the Adviser, taxes, portfolio brokerage commissions and interest) should exceed one percent of the average net assets of such investment portfolio as computed above in paragraph 7, the Adviser shall pay such excess. For the purposes of this paragraph the term "calendar quarter" shall include the portion of any calendar quarter which shall have lapsed at the date of termination of this agreement and the expense limitation shall be that part of 1% proportional to the portion of a full calendar quarter lapsed.

9.     INTERESTED PERSONS OF THE FUND AND THE ADVISER

It is understood that directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser as directors, officers, shareholders, or otherwise, that directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise, that the Adviser may be interested in the Fund and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Articles of Incorporation of the Fund and the Adviser, respectively, or by specific provision of applicable law.

10.     LIABILITIES OF ADVISER

Neither the Adviser nor any of its directors, officers or employees, nor any person performing executive, administrative or trading functions shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its, his or her duties on behalf of the Fund or from reckless disregard by the Adviser or any such person of the Adviser's duties under this Agreement. Without limiting the generality of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to the Fund under state or federal law in effect at the date of the enactment of Section 28(e) of the 1934 Act solely by reason of having caused the Fund to pay a member of any securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the commission another member of a securities exchange, or another securities broker or dealer, would have charged for effecting that transaction if the Adviser or such other person determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to any accounts to which the Adviser exercises investment discretion.

11.     DURATION, TERMINATION AND AMENDMENT

(a) This Agreement shall become effective as to any portfolio upon its approval for such portfolio by the Board of Directors of the Fund and the shareholders of the class of capital stock designated for that portfolio. This Agreement will continue in effect for a period more than two years from the date of its effectiveness as to any portfolio only so long as such continuance is specifically approved at least annually either by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the portfolio, provided that in either event such continuance shall also be approved by the vote of a majority of the directors of the Fund who are not interested persons (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of this Agreement or of any continuance of this Agreement shall be effective with respect to a portfolio if a majority of the outstanding voting securities of the class (as defined in Rule 18f-2(h) under the 1940 Act) of capital stock of the portfolio votes to approve the Agreement or its continuance, notwithstanding that this Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of the entire Fund.

(b) If the shareholders of capital stock of any portfolio fail to approve any continuance of this Agreement, the Adviser will continue to act as investment adviser with respect to that portfolio pending the required approval of this Agreement or its continuance, or of a new contract with the Adviser or a different investment adviser or other definitive action; provided, that the compensation received by the Adviser in respect of that portfolio during such period will be no more than the Adviser's actual costs incurred in furnishing investment advisory and management services to such portfolio or the amount it would have received under this Agreement, whichever is less.

(c) This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or, with respect to any portfolio, by the vote of a majority of the outstanding voting securities of that portfolio on 60 days' written notice to the Adviser, or by the Adviser, on 90 days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment (as defined in the 1940
Act).

(d) This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each affected portfolio and by the vote of a majority of the directors of the Fund who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

12.    NOTICES AND GOVERNING LAW

(a) Any notice under the Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as the other party may designate for the receipt of notices. Until further notice to the other party it is agreed that the address of the Fund and that of the Adviser for this purpose shall be 237 William Howard Taft Road, Cincinnati, Ohio 45219.

(b)    This Agreement shall be governed by the law of Ohio.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers, in Cincinnati, Ohio, as of the date first above written.


OHIO NATIONAL FUND, INC.                 OHIO NATIONAL INVESTMENTS, INC.


By ______________________________        By________________________________
   Donald J. Zimmerman, President          Joseph P. Brom, President

                                   SCHEDULE A
                                       TO
                         INVESTMENT ADVISORY AGREEMENT



Each portfolio of Ohio National Fund, Inc. shall pay fees to Ohio National Investments, Inc. computed at the following rates as provided in paragraph 7 of the Agreement:

         Net Assets                                             Money
         in Portfolio        Equity       Bond       Omni       Market
         ------------        ------       ----       ----       ------
     First $100,000,000      0.60%        0.60%      0.60%      0.30%
     Next $150,000,000       0.50%        0.50%      0.50%      0.25%
     Next $250,000,000       0.45%        0.45%      0.45%      0.23%
     Next $500,000,000       0.40%        0.40%      0.40%      0.20%
     Next $1,000,000,000     0.30%        0.30%      0.30%      0.15%
     All Portfolio Assets
     over $2,000,000,000     0.25%        0.25%      0.25%      0.15%

                                             Capital          Small      Aggressive         Global
                          International    Appreciation        Cap         Growth         Contrarian
                          -------------    ------------       -----      -----------      ----------
All Portfolio Assets          0.90%            0.80%          0.80%          0.80%          0.90%


Agreed to and accepted as of May 1, 1996.


OHIO NATIONAL FUND, INC.                   OHIO NATIONAL INVESTMENTS, INC.



By: ____________________________           By: _____________________________
Donald J. Zimmerman, President                     Joseph P. Brom, President

                                                                      EXHIBIT B

                               SERVICE AGREEMENT


         THIS AGREEMENT, made this first day of May, 1996, by and among OHIO NATIONAL FUND, INC., (the "Fund"), a Maryland corporation, OHIO NATIONAL INVESTMENTS, INC. ("Adviser"), an Ohio corporation and THE OHIO NATIONAL LIFE INSURANCE COMPANY ("Ohio National Life"), a mutual life insurance company organized under the laws of the State of Ohio;

         WHEREAS, Ohio National Life has caused the Adviser to be organized to serve as investment adviser to investment companies and to others; and

         WHEREAS, the Adviser and the Fund have entered into an Investment Advisory Agreement dated May 1, 1996 whereby the Adviser undertakes to furnish the Fund with investment advisory services and to furnish or pay the expenses of the Fund for certain other services; and

         WHEREAS, Ohio National Life is willing to make available to the Adviser on a part-time basis certain employees of Ohio National Life for the purpose of better enabling the Adviser to fulfill its obligations under the Investment Advisory Agreement, provided that the Adviser bears all costs allocable to the time spent by them on the affairs of the Adviser, and the Adviser and the Fund believe that such an arrangement will be for their mutual benefit;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         1. The Adviser shall have the right to use, on a part-time basis, and Ohio National Life shall make available on such basis, such employees of Ohio National Life for such periods as may be agreed upon by the Adviser and Ohio National Life, as may be reasonably needed by the Adviser in the performance of its investment advisory functions. It is anticipated that most of such employees will be persons employed in the investment operations of Ohio National Life in addition to such clerical, stenographic and administrative services as the Adviser may reasonably request.

         2. The employees of Ohio National Life in performing services for the Adviser hereunder may, to the full extent that they deem appropriate, have access to and utilize statistical and economic data, investment research reports and other materials prepared for or contained in the files of Ohio National Life which is relevant to making investment decisions within the investment objectives of the Fund, and may make such materials available to the Adviser; provided, that any such materials prepared or obtained in connection with a private placement or other nonpublic transaction need not be made available to the Adviser if Ohio National Life deems such materials confidential.

         3. Employees of Ohio National Life performing services for the Adviser pursuant hereto shall report and be responsible solely to the officers and directors of the Adviser or persons designated by them. Ohio National Life shall have no responsibility for investment recommendations and decisions of the Adviser based upon information or advice given or obtained by or through such Ohio National Life employees.

         4. Ohio National Life will, to the extent requested by the Adviser, supply to employees of the Adviser, including part-time employees of Ohio National Life serving the Adviser, such clerical, stenographic and administrative services and such office supplies and equipment as may be reasonably required in order that they may properly perform their respective functions on behalf of the Adviser in connection with its performance of the Investment Advisory Agreement.

         5. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser, and Ohio National Life undertakes no obligation in respect thereto, except as otherwise expressly provided herein.

         6. In consideration of the services to be rendered by Ohio National Life and its employees pursuant to this Agreement, the Adviser agrees to reimburse Ohio National Life for such costs, direct and indirect, as may be fairly attributable to the services performed for the Adviser. Such costs shall include, but not be limited to, an appropriate portion of salaries, employee benefits, general overhead expense, supplies and equipment, and a charge in the nature of rent for the cost of space in Ohio National Life offices fairly allocable to activities of the Adviser under the Investment Advisory Agreement. In the event of disagreement between the Adviser and Ohio National Life as to a fair basis for allocating or apportioning costs, such basis shall be fixed by the independent public accountants for the Fund.

         7. (a) This Agreement shall continue in effect as to any portfolio of the Fund for a period more than two years from the date of its execution only so long as such continuation is specifically approved at least annually by either the Board of Directors of the Fund or by vote of a majority of that portfolio's outstanding voting securities, provided that in either event such continuation shall also be approved by the vote of a majority of the directors who are not interested persons of the Fund, cast by them in person at a meeting called for purpose of voting on such approval; provided, however, that:

                 (b) This Agreement may at any time be terminated as to any portfolio of the Fund without the payment of any penalty on 60 days' notice to the Adviser and to Ohio National Life either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of that portfolio.

                 (c) This Agreement shall immediately terminate in event of its assignment (as that term is defined in the Investment Company Act of 1940).

                 (d) This Agreement may be terminated by the Adviser or by Ohio National Life on 90 days' written notice to the other and to the Fund.

         8. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party it is agreed that the address of the Fund, that of the Adviser and that of Ohio National Life for this purpose shall be 237 William Howard Taft Road, Cincinnati, Ohio 45219.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers the day and year first above written.


                                       OHIO NATIONAL FUND, INC.



                                        By
                                                  ______________________________
                                                  Donald J. Zimmerman,
                                                  President

                                       OHIO NATIONAL INVESTMENTS, INC.



                                       By______________________________
                                            Joseph P. Brom, President



                                       THE OHIO NATIONAL LIFE INSURANCE COMPANY



                                       By______________________________
                                            David B. O'Maley, Chairman,
                                            President & Chief Executive Officer

                                                                       EXHIBIT C

                             SUB-ADVISORY AGREEMENT



This Agreement is made as of the first day of May, 1996 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and SOCIETE GENERALE ASSET MANAGEMENT CORP., a Delaware corporation (the "Sub-Adviser").

WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to those portions of the assets of the Fund designated as the INTERNATIONAL PORTFOLIO and the GLOBAL CONTRARIAN PORTFOLIO of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.                Investment Advisory Services
                          ----------------------------

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the International Portfolio and the Global Contrarian Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolios").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolios shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolios shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolios and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in each of the Portfolios or are under consideration for inclusion therein; (2) formulate and implement continuous investment programs for the Portfolios consistent with the investment objectives and related investment policies and restrictions for the Portfolios as set forth in the Prospectus; and (3) take any steps necessary to implement the aforementioned investment programs by placing orders for the purchase and sale of securities.

(e) In connection with the purchase and sale of securities of the Portfolios, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolios' custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolios. With respect to securities of the Portfolios to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolios' custodian.

(f) In connection with the placement of orders for the execution of the Portfolios' securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolios as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolios shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolios in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2.                Expenses
                          --------

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of organizing and registering the Portfolios, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolios, expenses of offering interests in the Portfolios for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the existence of the Portfolios.

SECTION 3.                Use of Services of Others
                          -------------------------

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolios.

SECTION 4.                Sub-Advisory Fees
                          -----------------

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable quarterly, equal to 0.1875% of the average daily net assets of each of the Portfolios during the quarter preceding each payment (equivalent to an annual fee of three-quarters of one percent (0.75%) of the average daily net assets of each of the Portfolios during the year) (the "Sub- Advisory Fee"). The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid quarterly to the Sub-Adviser on or before the fifth business day of the next succeeding quarter. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the quarter by 0.1875% and multiplying this product by the net assets of each Portfolio as determined in accordance with the Prospectus as of the close of business on the previous business day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

SECTION 5.                Limitation of Liability of Sub-Adviser
                          --------------------------------------

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation").

(b) In the event the Sub-Adviser is assessed any Taxation in respect of the assets, income or activities of either Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.                Services to Other Clients and the Fund
                          --------------------------------------

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolios shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolios and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other customers, the Sub-Adviser may, with the consent of the Adviser and to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to su ch other customers.

(c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.                Reports to the Sub-Adviser
                          --------------------------

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.                Term of Agreement
                          -----------------

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of each of the Portfolios, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to that Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of each of the Portfolios and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9.                Termination of Agreement; Assignment
                          ------------------------------------

(a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of either or both of the Portfolios. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.


SECTION 10.               Notices
                          -------

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in any of the Sub-Adviser's officers or portfolio managers; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;
(3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of either Portfolio; or (4) any change in ownership or control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

                 If to the Adviser:

                 Ohio National Investments, Inc.
                 P.O. Box 237
                 Cincinnati, Ohio  45201
                 Fax No.  (513) 559-6589

                 With a copy to:

                 Joseph P. Brom, President
                 Ohio National Investments, Inc.
                 P.O. Box 237
                 Cincinnati, Ohio  45201

                 If to the Sub-Adviser:

                 Societe Generale Asset Management Corp.
                 1221 Avenue of the Americas, Eighth Floor
                 New York, New York  10020
                 Fax No.  (212) 278-5911

                 With a copy to:

                 Jean-Marie Eveillard, President
                 Societe Generale Asset Management Corp.
                 1221 Avenue of the Americas, Eighth Floor
                 New York, New York  10020

SECTION 11.               Governing Law
                          -------------

This Agreement shall be governed by and subject to the requirements of the laws of the State of New York without reference to the choice of law provisions thereof.

SECTION 12.               Applicable Provisions of Law
                          ----------------------------

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 13.               Counterparts
                          ------------

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.


                                   OHIO NATIONAL INVESTMENTS, INC.


                                   By:_________________________________________
                                           Joseph P. Brom, President

                                   SOCIETE GENERALE ASSET MANAGEMENT CORP.

                                   By:_____________________________________
                                           Jean-Marie Eveillard, President

Accepted and Agreed:

OHIO NATIONAL FUND, INC.

By:___________________________________
      Donald J. Zimmerman, President

                                                                       EXHIBIT D
                             SUB-ADVISORY AGREEMENT


This Agreement is made as of the first day of May, 1996 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation (the "Sub-Adviser").

WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the CAPITAL APPRECIATION PORTFOLIO of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.     Investment Advisory Services
               ----------------------------

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Capital Appreciation Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall:
(1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

(f) In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2.     Expenses
               --------

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

SECTION 3.     Use of Services of Others
               -------------------------

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.     Sub-Advisory Fees
               -----------------

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable quarterly, at the annual rate of 0.7% of the first five million dollars ($5,000,000) of the average daily net assets of the Portfolio during the quarter preceding each payment and 0.5% of the average daily net assets of the Portfolio in excess of five million dollars ($5,000,000) (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid quarterly to the Sub-Adviser on or before the fifth business day of the next succeeding quarter. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

SECTION 5.     Limitation of Liability of Sub-Adviser
               --------------------------------------

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation").

(b) In the event the Sub-Adviser is assessed any taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.     Services to Other Clients and the Fund
               --------------------------------------

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.     Reports to the Sub-Adviser
               --------------------------

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.     Term of Agreement
               -----------------

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9.     Termination of Agreement; Assignment
               ------------------------------------

(a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 10.    Notices
               -------

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio's portfolio manager; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

         If to the Adviser:

         Ohio National Investments, Inc.
         P.O. Box 237
         Cincinnati, Ohio  45201
         Fax No.  (513) 559-6589


         With a copy to:

         Joseph P. Brom, President
         Ohio National Investments, Inc.
         P.O. Box 237
         Cincinnati, Ohio  45201

        If to the Sub-Adviser:

        Hannes van Wagenberg
        T. Rowe Price Associates, Inc.
        100 East Pratt Street
        Baltimore, Maryland  21202
        Fax No.  (410) 547-0180

        With a copy to:

        Henry H. Hopkins, Esq.
        T. Rowe Price Associates, Inc.
        100 East Pratt Street
        Baltimore, Maryland  21202

SECTION 11.    Governing Law
               -------------

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 12.    Applicable Provisions of Law
               ----------------------------

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 13.    Counterparts
               ------------

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                        OHIO NATIONAL INVESTMENTS, INC.

                                        By:_____________________________________
                                               Joseph P. Brom
                                        President

                                        T. ROWE PRICE ASSOCIATES, INC.

                                        By:__________________________
                                               George J. Collins
                                        President, Chief Executive Officer and
                                        Managing Director
Accepted and Agreed:
OHIO NATIONAL FUND, INC.

By: _______________________________________________
      Donald J. Zimmerman, President

                                                                     EXHIBIT E
                            SUB-ADVISORY AGREEMENT


This Agreement is made as of the first day of May, 1996 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and FOUNDERS ASSET MANAGEMENT, INC., a Delaware corporation (the "Sub-Adviser").

WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the SMALL CAP PORTFOLIO of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.     Investment Advisory Services
               ----------------------------

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Small Cap Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

(f) In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Sub-Adviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Sub-Adviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund.

SECTION 2.     Expenses
               --------

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

SECTION 3.     Use of Services of Others
               -------------------------

The Sub-Adviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.     Sub-Advisory Fees
               -----------------

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable quarterly, at the annual rate of 0.65% of the first seventy-five million dollars ($75,000,000) of the average daily net assets of the Portfolio during the quarter preceding each payment, 0.6% of the next seventy-five million dollars ($75,000,000), and 0.55% of the average daily net assets of the Portfolio in excess of one hundred and fifty million dollars ($150,000,000) (the "Sub-Advisory Fee"). The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid quarterly to the Sub-Adviser on or before the fifth business day of the next succeeding quarter. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub-Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

SECTION 5.     Limitation of Liability of Sub-Adviser
               --------------------------------------

(a) The Sub-Adviser shall be liable for losses resulting from its own acts or omissions caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Sub-Adviser against any such liability to the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation").

(b) In the event the Sub-Adviser is assessed any taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.     Services to Other Clients and the Fund
               --------------------------------------

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Sub-Adviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

(c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.     Reports to the Sub-Adviser
               --------------------------

The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

SECTION 8.     Term of Agreement
               -----------------

Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9.     Termination of Agreement; Assignment
               ------------------------------------

(a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 10.    Notices
               -------

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in any of the Sub- Adviser's officers or any portfolio manager who is providing advisory services pursuant to this agreement; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any change in control of the Sub-Adviser.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

         If to the Adviser:

         Ohio National Investments, Inc.
         P.O. Box 237
         Cincinnati, Ohio  45201
         Fax No.  (513) 559-6589

         With a copy to:

         Joseph P. Brom, President
         Ohio National Investments, Inc.
         P.O. Box 237
         Cincinnati, Ohio  45201

        If to the Sub-Adviser:

        Gregory P. Contillo, Vice President
        Founders Asset Management, Inc.
        2930 East Third Avenue
        Denver, Colorado  80206
        Fax No.  (303) 329-3848

        With a copy to:

        David L. Ray, Chief Financial Officer
        Founders Asset Management, Inc.
        2930 East Third Avenue
        Denver, Colorado  80206

SECTION 11.    Governing Law
               -------------

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 12.    Applicable Provisions of Law
               ----------------------------

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 13.    Counterparts
               ------------

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                        OHIO NATIONAL INVESTMENTS, INC.

                                        By:___________________________________
                                                  Joseph P. Brom President

                                        FOUNDERS ASSET MANAGEMENT, INC.

                                        By:___________________________________
                                                  David L. Ray
                                                  Chief Financial Officer
Accepted and Agreed:

OHIO NATIONAL FUND, INC.

By: _______________________________________________
      Donald J. Zimmerman, President

                                                                      EXHIBIT F

                            SUB-ADVISORY AGREEMENT


This Agreement is made as of the first day of May, 1996 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Sub-Adviser").

WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

WHEREAS, the Fund has authorized the Adviser to appoint the Sub-Adviser, subject to the requirements of the 1940 Act and the Advisers Act, as a sub-adviser with respect to that portion of the assets of the Fund designated as the AGGRESSIVE GROWTH PORTFOLIO of the Fund on the terms and conditions set forth below;

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

SECTION 1.                Investment Advisory Services
                          ----------------------------

(a) The Adviser hereby retains the Sub-Adviser, and the Sub-Adviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Aggressive Growth Portfolio that the Adviser shall from time to time place under the supervision of the Sub-Adviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio").

(b) All activities by the Sub-Adviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Sub-Adviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

(c) Subject to the supervision of the Adviser, the Sub-Adviser shall have the sole and exclusive responsibility to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. The Sub-Adviser is authorized, subject to the supervision of the Adviser and the Board of Directors of the Fund, to place orders for the purchase and sale of the Portfolio's investments with or through such persons, brokers or dealers, including the Sub-Adviser or affiliates thereof, and to negotiate commissions to be paid on such transactions in accordance with the Fund's policy with respect to brokerage as set forth in the Statement of Additional Information. The Sub-Adviser may, on behalf of the Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Sub-Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Sub-Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Sub-Adviser's overall responsibilities with respect to the Portfolio and the accounts as to which the Sub- Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Sub-Adviser, the total commissions paid by the Portfoli o will be reasonable in relation to the benefits to the Portfolio over the long term. It is recognized that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

(d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Sub-Adviser shall: (1) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as are necessary to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

(e) In connection with the purchase and sale of securities of the Portfolio, the Sub-Adviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Adviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

(f) The Sub-Adviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder with respect to transactions made by it on behalf of the Portfolio including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9), (10) and (11) and Subsection (f) of
Rule 31a-1 under the 1940 Act and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder needed by the Adviser to keep such other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser will also preserve all such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act, and agrees that such books and records shall remain the sole property of the Fund and shall be immediately surrendered to the Fund upon request. The Sub-Adviser further agrees that all books and records maintained hereunder shall be made available to the Fund or the Adviser at any time upon request, including telecopy without unreasonable delay, during any business day.

(g) The Sub-Adviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

(h) In acting under this Agreement, the Sub-Adviser shall be an independent contractor and not an agent of the Adviser or the Fund and shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

SECTION 2.                Expenses
                          --------

(a) The Sub-Adviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Sub-Adviser may require in the performance of its duties under this Agreement.

(b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Sub-Adviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

SECTION 3.                Use of Services of Others
                          -------------------------

The Sub-Adviser may (at its expense except as set forth in Sections 1(c) and 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Sub-Adviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Sub-Adviser may deem necessary, appropriate or convenient for the discharge of the Sub-Adviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

SECTION 4.                Sub-Advisory Fees
                          -----------------

In consideration of the Sub-Adviser's services to the Fund hereunder, the Sub-Adviser shall be entitled to a sub-advisory fee, payable monthly, at the annual rate of 0.7% of the first fifty million dollars ($50,000,000) of the average daily net assets of the Portfolio during the month preceding each payment, and 0.5% of the average daily net assets of the Portfolio in excess of fifty million dollars ($50,000,000) (the "Sub- Advisory Fee") during such period. The Sub-Advisory Fee shall be accrued for each calendar day and the sum of the daily Sub-Advisory Fee accruals shall be paid monthly to the Sub-Adviser on or before the fifth business day of the next succeeding month. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The Sub- Advisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Sub-Adviser for any unpaid Sub-Advisory Fee.

SECTION 5.                Limitation of Liability of Sub-Adviser
                          --------------------------------------

(a) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, the Sub-Adviser shall not be subject to any liability to the Fund, the shareholders of the Fund or to the Adviser. The Sub-Adviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Sub-Adviser's duties under this Agreement, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind, including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation").

(b) In the event the Sub-Adviser is assessed any taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Sub-Adviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Sub-Adviser in connection with the defense or settlement of any such assessment. The Sub-Adviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Sub-Adviser would be inappropriate due to actual or potential conflicts of interest.

SECTION 6.                Services to Other Clients and the Fund
                          --------------------------------------

(a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Sub-Adviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Sub-Adviser may act as investment manager or in other capacities on behalf of other customers including entities registered under the 1940 Act. While information, recommendations and actions which the Sub-Adviser supplies to and does on behalf of the Portfolio shall in the Sub-Adviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Sub-Adviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Sub-Adviser or its affiliated persons supply to or do on behalf of other clients. The Sub-Adviser and its affiliated persons shall supply information, recommendations and any other services to the Portfolio and to any other client in an impartial and fair manner in order to seek good results for all clients involved. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

(b) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser may, but shall be under no obligation, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Sub-Adviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) The Sub-Adviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will comply with all applicable rules and regulations of the Securities and Exchange Commission.

SECTION 7.                Reports to the Sub-Adviser
                          --------------------------

(a) The Adviser shall furnish to the Sub-Adviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Sub-Adviser may, at any time or from time to time, reasonably require in order to discharge the Sub-Adviser's duties under this Agreement.

(b) The Adviser hereby agrees to provide to the Sub-Adviser any amendments, supplements or other changes to the Fund's Articles of Incorporation, By-Laws, currently effective registration statement under the 1940 Act, including any amendments or supplements thereto, and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (collectively, "Governing Instruments and Regulatory Filings") as soon as practicable after such materials become available and, upon receipt by the Sub-Adviser, the Sub-Adviser will act in accordance with such amended, supplemented or otherwise changed Governing Instruments and Regulatory Filings.

(c) Except for the restrictions necessary to comply with Section 817(h) of the Internal Revenue Code of 1986, as amended and Treasury Regulations Section 1.817-5 (the "Tax Restrictions"), Adviser represents and warrants that the investment objective of the Portfolio is identical to, and that investment policies, restrictions and limitations of the Portfolio are no more restrictive or limiting than, those contained in the current prospectus and statement of additional information of the Strong Discovery Fund, Inc. Except to the extent of the Tax Restrictions, and to the extent that the parties hereto may otherwise agree in writing, and subject to the approval of the Fund's Board of Directors and, in the case of fundamental policies, approval of the Portfolio's shareholders, Adviser shall cause the Fund to file such amendments, supplements and stickers to its Prospectus and Statement of Additional Information as are necessary to ensure that the investment policies, restrictions and limitations applicable to the Portfolio are at all times no more restrictive than those contained in the prospectus and statement of additional information, as the same may be amended or supplemented from time to time, of the Strong Discovery Fund, Inc., provided that the Sub-Adviser shall have afforded the Adviser sufficient notice of such changes to Strong Discovery Fund, Inc. so as to enable corresponding changes to be timely made with regard to the Portfolio's investment objectives, policies, restrictions and limitations. Adviser shall not permit the investment objective of the Portfolio to change without the prior written consent of the Sub-Adviser unless such change is in response to a change made to the Strong Discovery Fund, Inc. and then, only to the extent necessary to make the investment objective of the Portfolio substantially identical to that of the Strong Discovery Fund, Inc.

SECTION 8.                Term of Agreement
                          -----------------

This Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

SECTION 9.                Termination of Agreement; Assignment
                          ------------------------------------

(a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Sub-Adviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

(b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

(c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

SECTION 10.               Notices
                          -------

(a) The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the portfolio manager of the Strong Discovery Fund, Inc. or the Portfolio; (2) the Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; or (3) the Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio.

(b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

                          If to the Adviser:

                          Ohio National Investments, Inc.
                          P.O. Box 237
                          Cincinnati, Ohio  45201
                          Fax No.  (513) 559-6589

                          With a copy to:

                          Joseph P. Brom, President
                          Ohio National Investments, Inc.
                          P.O. Box 237
                          Cincinnati, Ohio  45201

                          If to the Sub-Adviser:

                          Strong Capital Management, Inc.
                          100 Heritage Reserve
                          Milwaukee, Wisconsin  53051
                          Attention:  Rochelle Lamm Wallach
                          Fax No.  (414) 359-3888

                          With a copy to:

                          Thomas P. Lemke, General Counsel
                          Strong Capital Management, Inc.
                          100 Heritage Reserve
                          Milwaukee, Wisconsin  53051
                          Fax No.  (414) 359-3948

SECTION 11.               Governing Law
                          -------------

This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

SECTION 12.               Applicable Provisions of Law
                          ----------------------------

The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 13.               Counterparts
                          ------------

This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 14.               Representations and Warranties of Sub-Adviser
                          ---------------------------------------------

The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b) The Sub-Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

(c) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

(d) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(e)      This Agreement is a valid and binding agreement of the Sub-Adviser;

(f) A true and complete copy of the Form ADV of the Sub-Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(g) The Sub-Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Adviser's Code of Ethics, as may be amended from time to time.

SECTION 15.               Representations and Warranties of Adviser.
                          ------------------------------------------

The Adviser represents and warrants to the Sub-Adviser as follows:

(a)      The Adviser is registered as an investment adviser under the Advisers
Act;

(b) The Fund has filed a Notice of Eligibility under Rule 4.5 of the CEA, with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

(c) The Adviser is a corporation duly organized and validly existing under the laws of the State of Ohio with the power to own and possess its assets and carry on its business as it is now being conducted;

(d) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)      This Agreement is a valid and binding agreement of the Adviser;

(f) A true and complete copy of the Form ADV of the Adviser, as amended to the date hereof and filed with the Commission has been furnished to the Sub-Adviser, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(g) The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement.

(h) The Adviser agrees to observe and comply with Rule 17j-1 under the 1940 Act and the Adviser's Code of Ethics as may be amended from time to time.

SECTION 16.               Survival of Representations and Warranties:  Duty to
                          ----------------------------------------------------
                          Update Information.
                          -------------------

All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 14 and 15 hereof shall survive for the duration of this Agreement and the Parties hereto shall immediately notify, but in no event later than five (5) business days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.
In addition, the Sub-Adviser will deliver to the Adviser and the Fund copies of any amendments, supplements or updates to any of the information provided to the Adviser and attached as exhibits hereto within fifteen (15) days after becoming available.

SECTION 17.               Voting of Proxies
                          -----------------

The Sub-Adviser shall direct the Fund's custodian as to how to vote such proxies as may be necessary or advisable in connection with the any matters submitted to a vote of shareholders of securities held by the Portfolio.

SECTION 18.               Confidentiality
                          ---------------

Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

SECTION 19.               Non-Exclusivity
                          ---------------

Adviser acknowledges and agrees that this Agreement and the arrangements described herein are intended to be non-exclusive and that Sub-Adviser is free to enter into similar agreements and arrangements with other entities.


         IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.


                           OHIO NATIONAL INVESTMENTS, INC.


                           By:_________________________________________
                                 Joseph P. Brom
                                 President

                           STRONG CAPITAL MANAGEMENT, INC.


                           By:_________________________________________
                                 Rochelle Lamm Wallach
                                 President of Strong Advisory Services, a
                                 division of Strong Capital Management, Inc.


Accepted and Agreed:

OHIO NATIONAL FUND, INC.


By:_____________________________
         Donald J. Zimmerman
         President

                                     PROXY

                            OHIO NATIONAL FUND, INC.

We acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and semi-annual report, and appoint each of Ronald L. Benedict and Donald J. Zimmerman to be our proxies and attorneys with full power of substitution and revocation to vote our Ohio National Fund, Inc. shares at the meeting of shareholders to be held on March 28, 1996, and at any adjournments thereof, as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. This proxy relates to a solicitation by the Board of Directors.

1.  _____________ shares For; ______________ shares Against; _____________ shares Abstain on the election of Ronald L. Benedict as Director.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on the election of George E. Castrucci as Director.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on the election of Maurice H. Kirby, Jr. as Director.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on the election of George M. Vredeveld as Director.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on the election of Donald J. Zimmerman as Director.

2.  _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Equity Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Money Market Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Bond Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Omni Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the International Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Capital Appreciation
    Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Small Cap Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Global Contrarian
    Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Investment Advisory Agreement for the Aggressive Growth
    Portfolio.

3.  _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Equity Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Money Market Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Bond Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Omni Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the International Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Capital Appreciation Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Small Cap Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Global Contrarian Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Service Agreement for the Aggressive Growth Portfolio.

4.  _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Sub-Advisory Agreement with Societe Generale Asset
    Management, Inc. for the International Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Sub-Advisory Agreement with Societe Generale Asset
    Management, Inc. for the Global Contrarian Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Sub-Advisory Agreement with T. Rowe Price Associates, Inc. for the Capital Appreciation Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Sub-Advisory Agreement with Founders Asset Management, Inc.
    for the Small Cap Portfolio.

    _____________ shares For; ______________ shares Against; _____________ shares Abstain on approval of the new Sub-Advisory Agreement with Strong Capital Management, Inc.
    for the Aggressive Growth Portfolio.

5.  _____________ shares For; ______________ shares Against; _____________ shares Abstain to ratify the selection of KPMG Peat Marwick LLP as independent public accountants.




Dated:  March 28, 1996            THE OHIO NATIONAL LIFE INSURANCE COMPANY



                                  By ____________________________________

                              VOTING INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report, and instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the meeting of shareholders to be held on March 28, 1996, and at any adjournments thereof, as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. These instructions relate to a solicitation by the Board of Directors.

---------------------------------------------------------------------------------------------------------------
You may check one of these boxes instead of voting on each of the numbered items below:
         For     or       Against     or   Abstain on ALL the Board of Directors recommendations.
         [    ]             [     ]                  [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1.       To elect the following as Directors:  (A)  Ronald L. Benedict   (B)  George E. Castrucci
         (C)  Maurice H. Kirby, Jr.   (D)  George M. Vredeveld   (E)  Donald J. Zimmerman
         For All    or      Against All    or    For All Except:      (A)      (B)      (C)      (D)      (E)
                                                         ------
           [     ]            [     ]                               [    ]   [    ]   [    ]   [    ]   [    ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2.       To approve the new Investment Advisory Agreement as to all portfolios:
         For           or         Against      or  Abstain as to all portfolios
         [     ]            [     ]                  [     ]
or       For as to the following portfolio(s):
                                              -----------------------------------------------------------------
         [     ]
or       Against as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
or       Abstain as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.       To approve the new Service Agreement as to all portfolios:
         For         or    Against             or  Abstain as to all portfolios
         [     ]             [     ]                 [     ]
or       For as to the following portfolio(s):
                                              -----------------------------------------------------------------
         [     ]
or       Against as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
or       Abstain as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.a.     To approve the new Sub-Advisory Agreement with Societe Generale Asset Management Corp.:
         For         or   Against     or   Abstain as to the International Portfolio
         [     ]            [     ]                  [     ]
         For         or   Against     or   Abstain as to the Global Contrarian Portfolio
         [     ]            [     ]                  [     ]

   b.    To  approve the  new Sub-Advisory  Agreement  with T.  Rowe Price  Associates,  Inc. for  the Capital
         Appreciation Portfolio:
         For         or   Against     or   Abstain
         [     ]            [     ]                  [     ]

   c.    To approve the  new Sub-Advisory Agreement  with Founders Asset  Management, Inc.  for the Small  Cap
         Portfolio:
         For         or   Against     or   Abstain
         [     ]            [     ]                  [     ]

   d.    To approve  the new  Sub-Advisory with  Strong Capital  Management, Inc.  for the  Aggressive  Growth
         Portfolio:
         For         or   Against     or   Abstain
         [     ]            [     ]                  [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
5.  To ratify the selection of KPMG Peat Marwick LLP as independent public accountants:
         For         or   Against     or           Abstain
         [     ]            [     ]                  [     ]
---------------------------------------------------------------------------------------------------------------




Dated ___________________, 1996
                                                 _______________________________
                                                   Signature of Contractowner(s)


Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. PLEASE RETURN THESE VOTING INSTRUCTIONS IN THE ENVELOPE PROVIDED.

THE OHIO NATIONAL LIFE INSURANCE COMPANY
P.O. BOX 237 - CINCINNATI, OHIO 45201 - (513) 861-3600
DEDICATED TO QUALITY SINCE 1909




                                                            FEBRUARY 29, 1996


To Owners Of Group Variable Annuity Contracts



A meeting of shareholders of Ohio National Fund, Inc. will be held at the offices of The Ohio National Life Insurance Company, 237 William Howard Taft Road, Cincinnati, Ohio 45219 at 10:00 a.m., Thursday, March 28, 1996.

You have the right to instruct Ohio National Life as to the manner in which the number of Fund shares attributable to your contract should be voted. If your plan maintains individual accounts for participants, we request that you solicit voting instructions from the participants in the plan so that their wishes may be reflected in the voting instructions you give to Ohio National. To assist you, if you choose to obtain instructions from plan participants, we are enclosing proxy statements and "Participant's Instructions" forms. if more are needed, please let us know.

Also enclosed is one Voting Instructions, which is for you, as trustee or owner, to give instructions to Ohio National Life. You may split your instructions between voting "for" or "against" each proposal or you may abstain from voting on an item as you see fit after you have received or not received instructions from the various participants. In other words, you may indicate a percentage vote for or against, or to abstain, on each proposal. The "Participant's Instructions" are for your convenience only and should not be returned to Ohio National.

YOUR INSTRUCTIONS ARE IMPORTANT! Please complete your Voting Instructions (yours only, not the "Participant's Instructions") and return it as promptly as possible in the envelope provided. Thank You.

                                        SINCERELY,


                                        Donald J. Zimmerman
                                        Senior Vice President
                                        Insurance Operations

DJZ/NH
Enclosures
7240L





Quality Products And Services Also Provided Through Our Wholly Owned
Subsidiary,
OHIO NATIONAL LIFE ASSURANCE CORPORATION

                           PARTICIPANT'S INSTRUCTIONS

                            OHIO NATIONAL FUND, INC.

I request that you vote the Ohio National Fund, Inc. shares attributable to my interest in the variable contract at the meeting of Fund shareholders to be held on March 28, 1996, as specified below. These instructions relate to a solicitation by the Board of Directors.

---------------------------------------------------------------------------------------------------------------
You may check one of these boxes instead of voting on each of the numbered items below:
         For     or       Against     or   Abstain on ALL the Board of Directors recommendations.
         [    ]             [     ]                  [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
1.       To elect the following as Directors:  (A)  Ronald L. Benedict   (B)  George E. Castrucci
         (C)  Maurice H. Kirby, Jr.   (D)  George M. Vredeveld   (E)  Donald J. Zimmerman
         For All    or      Against All    or    For All Except:      (A)      (B)      (C)      (D)      (E)
                                                         ------
           [     ]            [     ]                               [    ]   [    ]   [    ]   [    ]   [    ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
2.       To approve the new Investment Advisory Agreement as to all portfolios:
         For           or         Against      or  Abstain as to all portfolios
         [     ]            [     ]                  [     ]
or       For as to the following portfolio(s):
                                              -----------------------------------------------------------------
         [     ]
or       Against as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
or       Abstain as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
3.       To approve the new Service Agreement as to all portfolios:
         For         or    Against             or  Abstain as to all portfolios
         [     ]             [     ]                 [     ]
or       For as to the following portfolio(s):
                                              -----------------------------------------------------------------
         [     ]
or       Against as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
or       Abstain as to the following portfolio(s):
                                                  -------------------------------------------------------------
         [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
4.a.     To approve the new Sub-Advisory Agreement with Societe Generale Asset Management Corp.:
         For         or   Against     or   Abstain as to the International Portfolio
         [     ]            [     ]                  [     ]
         For         or   Against     or   Abstain as to the Global Contrarian Portfolio
         [     ]            [     ]                  [     ]

   b.    To  approve the  new Sub-Advisory  Agreement  with T.  Rowe Price  Associates,  Inc. for  the Capital
         Appreciation Portfolio:
         For         or   Against     or   Abstain
         [     ]            [     ]                  [     ]

   c.    To approve the  new Sub-Advisory Agreement  with Founders Asset  Management, Inc.  for the Small  Cap
         Portfolio:
         For         or   Against     or   Abstain
         [     ]            [     ]                  [     ]

   d.    To approve  the new  Sub-Advisory with  Strong Capital  Management, Inc.  for the  Aggressive  Growth
         Portfolio:
         For         or   Against     or   Abstain
         [     ]            [     ]                  [     ]
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
5.  To ratify the selection of KPMG Peat Marwick LLP as independent public accountants:
         For         or   Against     or           Abstain
         [     ]            [     ]                  [     ]
---------------------------------------------------------------------------------------------------------------



Dated ___________________, 1996               ______________________________
                                                  Signature of Participant